WBD-SUM SUP-1

Summary Prospectus Supplement dated July 23, 2018

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, C, Y, R5 and R6 shares of the Fund listed below:

Invesco World Bond Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Gareth Isaac	Portfolio Manager (co-lead)	2018
Thomas Sartain	Portfolio Manager (co-lead)	2018
Raymund Uy	Portfolio Manager	2014
Robert Waldner	Portfolio Manager	2014”

WBD-SUM SUP-1